UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Agreement and Plan of Merger, dated as of June 6, 2019 (the “Merger Agreement”), by and between Columbia Financial, Inc. (the “Company”), Broadway Acquisition Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and Stewardship Financial Corporation (“Stewardship”), effective as of November 26, 2019, the Board of Directors of each of the Company, Columbia Bank and Columbia Bank MHC expanded the size of its Board of Directors by one member and appointed Paul Van Ostenbridge, the former President and Chief Executive Officer of Stewardship and a former director of Stewardship, to fill the newly created vacancy. In addition, Mr. Van Ostenbridge was also appointed to serve on the Audit Committee of each Board of Directors effective as of November 26, 2019.

Mr. Van Ostenbridge will receive compensation for his service on the Board of Directors in accordance with the Company’s standard compensatory arrangements for non-employee directors. Such compensatory arrangements are described in the Company’s proxy statement for its 2019 annual meeting of stockholders filed on April 22, 2019, which disclosure is incorporated herein by reference.

Item 8.01	Other Events.

On November 1, 2019, the Company issued a press release announcing the completion of its acquisition of Stewardship. Under the terms of the Merger Agreement, Merger Sub merged (the “First-Step Merger”) with and into Stewardship, with Stewardship as the surviving entity, and immediately following the effective time of the First-Step Merger, Stewardship merged with and into the Company, with the Company as the surviving entity (together with the First-Step Merger, the “Merger”). Immediately following the consummation of the Merger, Atlantic Stewardship Bank, a wholly owned subsidiary of Stewardship, merged with and into Columbia Bank, a wholly owned subsidiary of Columbia, with Columbia Bank as the surviving bank.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of Stewardship common stock was converted into the right to receive from the Company a cash payment equal to $15.75.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 7, 2019, and is incorporated herein by reference.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated November 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: November 1, 2019	By:	/s/ Thomas J. Kemly
Thomas J. Kemly
President and Chief Financial Officer